Exhibit 99.1

FEDERAL JUDGE DISMISSES SECURITIES CLASS ACTION

LAWSUIT AGAINST CYTYC CORPORATION

MARLBOROUGH, Mass., April 11, 2005—Cytyc Corporation (Nasdaq: CYTC), a leading women’s health company, today announced that, United States District Judge Nathaniel M. Gorton had dismissed the consolidated federal securities class action lawsuit that had been pending against Cytyc and a current and former officer in the United States District Court for the District of Massachusetts. That lawsuit, filed on behalf of a purported class of all persons who purchased Cytyc common stock between July 25, 2001 and June 25, 2002, had alleged that the defendants failed to disclose material facts and made materially misleading misstatements about Cytyc’s historical and future financial performance.

In dismissing the lawsuit, Judge Gorton accepted and adopted the recommendation of United States Magistrate Judge Marianne B. Bowler that the District Court dismiss the case without prejudice for reasons set forth in her comprehensive, 73-page, decision on defendants’ motion to dismiss. Plaintiffs’ counsel has confirmed that plaintiffs will not appeal the Court’s ruling, and will not file a further amended complaint or take any other action to continue the prosecution of their claims.

“We are extremely gratified by the Court’s ruling,” said Patrick J. Sullivan, Cytyc’s chairman, president, and chief executive officer.

Cytyc Corporation is a leading women’s health company that designs, develops, manufactures, and markets innovative and clinically effective products. Cytyc products cover a range of women’s health applications, including cervical cancer screening, breast cancer risk assessment, treatment of excessive menstrual bleeding, and treatment of breast cancer.

Cytyc is traded on The Nasdaq Stock Market under the symbol CYTC. Cytyc, ThinPrep, FirstCyte, NovaSure, and MammoSite are registered trademarks of Cytyc Corporation.

Forward-looking statements in this press release are made pursuant to the provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, statements relating to Cytyc’s future financial condition, operating results and economic performance, and management’s expectations regarding future growth opportunities, product acceptance and business strategy, constitute forward-looking statements. These statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties, which could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include, among others, dependence on key personnel, customers and proprietary technology, uncertainty of product development efforts and product acceptance, management of growth and product diversification, entry into new market segments, risks associated with litigation and the determination of the amount of the final award for the DEKA Products Limited Partnership arbitration, the effective integration of acquired businesses and technologies, competition and competitive pricing pressures, risks associated with the FDA regulatory approval processes and healthcare reimbursement policies, introduction of technologies that are disruptive to Cytyc’s business and operations, the impact of new accounting requirements and governmental rules and regulations, as well as other risks detailed in Cytyc’s filings with the Securities and Exchange Commission, including under the heading “Certain Factors Which May Affect Future Results” in its 2004 Annual Report on Form 10-K filed with the Commission. Cytyc cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Cytyc disclaims any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Contact:

Cytyc Corporation

Tim Adams, Chief Financial Officer

Anne Rivers, Investor Relations

Jeff Keene, Healthcare Media

508-263-8765

www.cytyc.com

Source: Cytyc Corporation